                        EAI Select Managers Equity Fund

                       Review of First Six Months of 1999
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are very pleased to present the first half of 1999 report on EAI Select Managers Equity Fund. The first part of this review details the performance of the Fund and the factors that influenced it, while the second part summarizes the domestic equity market so far in 1999.

EAI Select Managers Equity Fund

The EAI Select Managers Equity Fund returned 13.6% in the first six months of 1999. This return compares favorably to the average Morningstar Growth Mutual Fund Universe (+11.6%)**, the average Morningstar Domestic Equity Universe (+10.4%)* and the S&P 500 (+12.4%).

Sector weightings were beneficial to the Fund. Consumer cyclical (+25.5%), which comprised 25% to 28% in 1999, and technology (+24.3%), whose weighting was increased to 23% from 15%, performed well.

Consumer cyclicals were led by media. Of particular note were AT&T Liberty Media (+59.6%) and MediaOne Group Inc. (+58.2%), the two largest Fund holdings, at 2.8% and 1.8%, respectively. The media industry is in the midst of consolidation and growth of internet commerce.

Technology continued its dominance of the past 18 months. First Data Corp. (+53.7%), a provider of electronic commerce solutions, Sun Microsystems Inc. (+60.9%), Hewlett-Packard Co. (+47.7%) and IBM (+40.5%) all performed well; earnings and revenue growth continued to accelerate for these companies.

A major disappointment was consumer noncyclical ( - 8.7%), which comprised 19% to 22% in 1999. Pharmaceuticals experienced profit-taking as investors moved money to more cyclically-oriented sectors. Particularly hard hit were Pfizer Inc. ( - 12.5%) and Eli Lilly & Co. ( - 19.0%). An earnings disappointment by Becton Dickinson & Co. ( - 29.4%), a medical supplier, also depressed the sector.

Please keep in mind that this summary covers only a six-month period. We encourage all of our shareholders to continue to maintain a longer-term view.

The Stock Market Review

In the first half of 1999, the S&P 500 rose 12.4%. The Index has now risen 17 out of the past 18 quarters. As has been true for the past five years, small stocks (Russell 2000: +9.3%) lagged. However, their second quarter out-performance of 850 basis points vs. the S&P 500 was the best since late 1992. Improving fundamentals, due to robust domestic economic growth, have been the catalyst for small stock resurgence.

So far in 1999, volatility, which has been high recently, rose to an extreme level. Not only were there wild price swings, rotation of style (value and growth) and market capitalization leadership was unprecedented.

For the first two months, the S&P 500 traded in a narrow range. Strong earnings reports were offset by higher interest rates.

Slower than expected employment growth, and continued merger activity in energy, banking and technology, took investors' attention away from the relentless rise in interest rates; the market broke out of its two month trading range. From March 2 until mid-May the S&P 500 rose 10.9%, led first by a rebound in technology and later by a surge in cyclicals. This gain was quickly reversed after the CPI rise of 0.7% (the fastest pace in nine years) was announced. During the next two weeks, the loss totaled 6.3%.

For the next five weeks, price movements were more subdued, with a slight upward bias. A calm CPI report released in mid-June helped sentiment. The quarter ended with a robust 4.4% three day rally as the Federal Reserve raised interest rates by 0.25% but signaled a more neutral stance going forward.

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------

As was true in 1998, for the six months of 1999, market leadership was dominated by technology (+26.0%). Earnings gains continue to surprise on the upside and prospects remain bright.

Commodity-based energy (+20.4%) and basic industry (+19.0%) also performed well. Improving global economies helped spark demand.

The only sector to decline was consumer noncyclical ( - 4.3%). Food companies ( - 8.6%), whose earnings will look anemic relative to the cyclicals if the economy accelerates, were particularly weak. Pharmaceuticals ( - 2.0%) also were hurt.

The attached report provides you with a listing of the investment portfolio, performance results, and the financial statements as of June 30, 1999. As always, should you have any questions, please feel free to contact us.

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,

/s/ Phillip Maisano
Phillip Maisano
President

July 1999

                  Average Annual Total Returns as of 6/30/99
-------------------------------------------------------------------------------

                                                                                         Since
                                                                                       Inception
                       YTD                 1 Year                3 Years               (1/2/96)
------------------------------------------------------------------------------------------------
  Fund                13.61%               20.74%                 24.66%                 23.16%
------------------------------------------------------------------------------------------------
  Morningstar
  Domestic*           10.42%               13.10%                 18.07%                  N/A
  Growth**            11.63%               16.99%                 21.18%                  N/A


 * Morningstar Domestic Equity Universe contained 5,089 funds for the year to date period, 4,779 funds for the one-year period and 3,061 funds for the three-year period ending 6/30/99.
** Morningstar Growth Universe contained 1,915 funds for the year to date period, 1,687 funds for the one-year period and 981 funds for the three-year period ending 6/30/99.

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Manager is currently waiving certain or all expenses on the fund. Had the Fund incurred all expenses, investment returns would have been reduced.

This report must be accompanied or preceeded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.

EAI Select Managers Equity Fund
EAI Securities Inc.--Distributor
200 Connecticut Avenue, Suite 700
Norwalk, CT 06854-1958
(203) 855-2200

                        EAI Select Managers Equity Fund
               Schedule of Investments June 30, 1999 (unaudited)

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Aerospace: 1.2%

  8,300              General Motors Corp. (Class
                      H).........................                             $   257,025
  6,900              Lockheed Martin Corp. ......                                 466,875
                                                                              -----------
                                                                                  723,900
                                                                              -----------
 Airlines: 0.4%

  2,000              AMR Corp. (DE)..............                                 136,500
  3,500              Southwest Airlines Co. .....                                 108,938
                                                                              -----------
                                                                                  245,438
                                                                              -----------
 Autos: 1.1%

  5,700              Dana Corp. .................                                 262,556
  5,800              General Motors Co. .........                                 382,815
                                                                              -----------
                                                                                  645,371
                                                                              -----------
 Banks: 5.7%

  3,450              AmSouth Bancorporation......                                  79,997
  7,700              BankBoston Corp. ...........                                 393,663
  4,500              Chase Manhattan Corp. ......                                 389,813
  4,500              Citigroup Inc. .............                                 213,750
  3,600              Commerce Bancshares, Inc. ..                                 144,900
  9,200              Mellon Bank Corp. ..........                                 334,650
  7,700              State Street Corp. .........                                 657,388
  2,500              SunTrust Bank, Inc. ........                                 173,594
  9,300              U.S. Bancorp................                                 316,200
 15,100              Wells Fargo & Co. ..........                                 645,525
                                                                              -----------
                                                                                3,349,480
                                                                              -----------
 Beverages: 1.2%

  2,000              Anheuser-Busch Companies,
                      Inc.  .....................                                 141,875
  9,500              Coca-Cola Co. ..............                                 593,750
                                                                              -----------
                                                                                  735,625
                                                                              -----------
 Chemicals: 0.2%

  2,700              Monsanto Co. ...............                                 106,481
                                                                              -----------
 Computer Services/Office Equipment: 12.9%

  1,200              America Online, Inc. .......                                 132,600
  4,400              Apple Computer, Inc. .......                                 203,775
  2,883              At Home Corp. ..............                                 155,502
  1,000              Clarent Corp. ..............                                  15,000
 13,400              Compaq Computers Corp. .....                                 317,413
 10,600              Compuware Corp. ............                                 337,213
  2,100              Earthlink Network, Inc. ....                                 129,019
 12,800              Electronic Data Systems
                      Corp. .....................                                 724,000
  8,000              EMC Corp. ..................                                 440,000

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Computer Services/Office Equipment: (continued)

 17,300              First Data Corp. ...........                             $   846,619
  3,800              Hewlett-Packard Co. ........                                 381,900
  5,200              International Business
                      Machines Corp. ............                                 672,100
  4,000              Lexmark International
                      Group, Inc. ...............                                 264,250
 10,600              Microsoft Corp. ............                                 955,988
  3,400              MindSpring Enterprises,
                      Inc. ......................                                 150,663
 20,000              Novell, Inc. ...............                                 530,000
 12,000              Oracle Corp. ...............                                 445,500
  5,000              Sabre Group Holdings,
                      Inc. ......................                                 343,750
  8,200              Sun Microsystems, Inc. .....                                 564,775
                                                                              -----------
                                                                                7,610,067
                                                                              -----------
 Electric Utilities: 1.8 %

 11,400              AES Corp. ..................                                 662,625
  3,500              Montana Power Co. ..........                                 246,750
  5,000              Potomac Electric Power
                      Co. .......................                                 147,188
                                                                              -----------
                                                                                1,056,563
                                                                              -----------
 Electronics: 3.3%

  6,500              Applied Materials, Inc. ....                                 480,188
 13,000              Intel Corp. ................                                 773,500
  5,300              KLA-Tencor Corp. ...........                                 343,838
  4,200              LSI Logic Corp. ............                                 193,725
 10,000              Smart Modular Technologies,
                      Inc. ......................                                 173,750
                                                                              -----------
                                                                                1,965,001
                                                                              -----------
 Financial Services: 7.4%

  5,600              American Express Co. .......                                 728,700
  8,000              Associates First Capital
                      Corp. (Class A)............                                 354,500
  7,000              Charles Schwab Co. .........                                 769,125
  6,500              Concord EFS, Inc. ..........                                 275,031
  6,700              Equifax, Inc. ..............                                 239,106
  9,500              Federal Home Loan
                      Mortgage Corp. ............                                 551,000
  6,800              Federal National Mortgage
                      Association................                                 464,950
  7,100              Household International,
                      Inc. ......................                                 336,363
  2,500              Lehman Brothers Holding
                      Co. .......................                                 155,625
 10,925              MBNA Corp. .................                                 334,578
  1,000              Morgan Stanley, Dean
                      Witter, Discover and Co. ..                                 102,500
    800              Providian Financial Corp. ..                                  74,800
                                                                              -----------
                                                                                4,386,278
                                                                              -----------

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
         Schedule of Investments June 30, 1999 (unaudited) (continued)

 No. of
 Common
 Shares                       Securities                                   Value (Note 1)
-----------------------------------------------------------------------------------------
 Footwear: 0.9%

   8,000             Nike, Inc. (Class B)........                           $   506,500
                                                                            -----------
 Healthcare: 0.8%

   9,100             McKesson HBOC, Inc. ........                               292,338
   2,100             Medtronic, Inc. ............                               163,538
                                                                            -----------
                                                                                455,876
                                                                            -----------
 Hospital Supply: 0.9%

   3,300             Baxter International,
                      Inc. ......................                               200,063
  10,700             Becton, Dickinson & Co. ....                               321,000
                                                                            -----------
                                                                                521,063
                                                                            -----------
 Hotels: 0.2%

   3,800             Marriot International, Inc.
                      (Class A)..................                               142,025
                                                                            -----------
 Insurance: 5.7%

   2,600             AFLAC, Inc. ................                               124,475
   4,400             Ambac, Inc. ................                               251,350
   3,000             American International
                      Group, Inc. ...............                               351,188
   4,700             AON Corp. ..................                               193,875
   4,700             Chubb Corp. ................                               326,650
   4,300             CIGNA Corp. ................                               382,700
   4,800             Equitable Companies, Inc. ..                               321,600
   5,100             Hartford Financial Services
                      Group, Inc. ...............                               297,394
   6,500             Nationwide Financial
                      Services Group, Inc. ......                               276,025
  11,200             Provident Companies, Inc. ..                               448,000
  10,000             Travelers Property Casualty
                      Corp. (Class A)............                               391,250
                                                                            -----------
                                                                              3,364,507
                                                                            -----------
 Leisure: 0.7%

   2,000             Carnival Corp. .............                                97,000
   6,000             Galileo International,
                      Inc. ......................                               320,625
                                                                            -----------
                                                                                417,625
                                                                            -----------
 Media: 15.4%

  44,450             AT&T Corp. - Liberty Media
                      Group......................                             1,633,538
   9,300             Belo (A.H.) Corp. (Series
                      A).........................                               183,094
 10,5000             Cablevision Systems Corp. ..                               735,000
   8,300             CBS Corp. ..................                               360,531
  12,300             Central Newspapers, Inc.
                      (Class A)..................                               462,788
   6,300             Chancellor Media Corp. .....                               347,288
  11,920             Clear Channel
                      Communications, Inc. ......                               821,735

 No. of
 Common
 Shares                       Securities                                   Value (Note 1)
-----------------------------------------------------------------------------------------
 Media (continued)

   2,400             Cox Communications, Inc.
                      (Class A)..................                           $    88,350
   4,000             Gannett Company, Inc. ......                               285,500
   6,000             Infinity Broadcasting
                      Corp. .....................                               178,500
  14,300             MediaOne Group, Inc. .......                             1,063,563
  16,200             New York Times Co. (Class
                      A).........................                               596,363
 14,7000             News Corp. Ltd. (ADR).......                               463,969
   2,200             Omnicom Group, Inc. ........                               176,000
   2,600             Outdoor Systems, Inc. ......                                94,900
   13000             Time Warner, Inc. ..........                               955,500
  13,800             Valassis Communications,
                      Inc. ......................                               505,425
   3,900             Westwood One, Inc. .........                               139,181
                                                                            -----------
                                                                              9,091,225
                                                                            -----------
 Motorcycles: 0.1%

   1,300             Harley-Davidson, Inc. ......                                70,688
                                                                            -----------
 Multi-Industry: 2.6%

   2,500             General Electric Co. .......                               282,500
   5,500             Minnesota Mining and
                      Manufacturing Co. .........                               478,156
   4,700             Seagrams Co. Ltd. ..........                               236,763
   5,325             Tyco International Ltd. ....                               514,019
                                                                            -----------
                                                                              1,511,438
                                                                            -----------
 Oil International: 2.0%

   4,100             Atlantic Richfield Co. .....                               342,606
   5,500             ELF Aquitaine S.A.
                      (Sponsored ADR)............                               404,594
   1,900             Phillips Petroleum Co. .....                                95,594
   1,300             Royal Dutch Petroleum Co.
                      (NY Reg. Shares)...........                                78,325
   2,300             Texaco, Inc. ...............                               143,750
   2,500             Unocal Corp. ...............                                99,063
                                                                            -----------
                                                                              1,163,932
                                                                            -----------
 Packaged Food: 3.5%

   4,000             Campbell Soup Co. ..........                               185,500
   7,000             Hershey Foods Corp. ........                               415,625
   6,000             Quaker Oats Co. ............                               398,250
   6,376             Ralston Purina Co. .........                               439,147
   7,100             Wrigley (Wm.) Jr. Co. ......                               639,000
                                                                            -----------
                                                                              2,077,522
                                                                            -----------
 Paper: 1.1%

   5,600             Fort James Corp. ...........                               212,100
   8,100             Kimberly-Clark Corp. .......                               461,700
                                                                            -----------
                                                                                673,800
                                                                            -----------

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
         Schedule of Investments June 30, 1999 (unaudited) (continued)

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Personal Services: 0.9%

 27,600              Service Corp. ..............                             $   531,300
                                                                              -----------
 Pharmaceutical: 10.5%

  9,000              Abbott Laboratories.........                                 409,500
  9,300              American Home Products
                      Corp. .....................                                 534,750
 10,000              Amgen, Inc. ................                                 608,750
 11,000              Bristol-Myers Squibb Co. ...                                 774,813
  5,600              Eli Lilly and Co. ..........                                 401,100
  6,400              Johnson & Johnson...........                                 627,200
  9,000              Merck & Co. ................                                 666,000
  6,900              Pfizer, Inc. ...............                                 757,275
  7,800              Pharmacia & Upjohn, Inc. ...                                 443,138
 13,400              Schering-Plough Corp. ......                                 710,200
  3,700              Warner-Lambert Co. .........                                 256,688
                                                                              -----------
                                                                                6,189,414
                                                                              -----------
 Photo Equipment/Supplies: 0.3%

  2,500              Eastman Kodak Co. ..........                                 169,375
                                                                              -----------
 Restaurants: 1.0%

 14,500              McDonald's Corp. ...........                                 599,031
                                                                              -----------
 Retail--General Merchandise: 1.9%

  4,500              Federated Department
                      Stores, Inc. ..............                                 238,219
  5,200              J.C. Penney Co. ............                                 252,525
 13,500              Wal-Mart Stores, Inc. ......                                 651,375
                                                                              -----------
                                                                                1,142,119
                                                                              -----------
 Retail--Specialty: 2.2%

  4,000              Abercrombie & Fitch Co.
                      (Class A)..................                                 192,000
  3,000              Bed, Bath & Beyond, Inc. ...                                 115,500
  3,000              Best Buy Co., Inc. .........                                 202,500
  4,000              CVS Corp. ..................                                 203,000
  3,000              Gap, Inc. ..................                                 151,125
  2,500              Home Depot, Inc. ...........                                 161,094
  5,800              Tandy Corp. ................                                 283,475
                                                                              -----------
                                                                                1,308,694
                                                                              -----------
 Soap and Cosmetics: 2.2%

  4,600              Avon Products, Inc. ........                                 255,300
  5,800              Clorox Co. .................                                 619,513
 10,500              Gillette Co. ...............                                 430,500
                                                                              -----------
                                                                                1,305,313
                                                                              -----------
 Telephone/Communications: 8.0%

  4,700              Ameritech Corp. ............                                 345,450
  3,600              CenturyTel, Inc. ...........                                 143,100

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Telephone/Communications: (continued)

  3,500              EchoStar Communications
                      Corp. .....................                             $   537,031
  8,500              General Instrument Corp. ...                                 361,250
  9,100              GTE Corp. ..................                                 689,325
  1,100              JDS Uniphase Corp. .........                                 182,600
  2,800              Lucent Technologies, Inc. ..                                 188,825
  4,300              MCI WorldCom, Inc. .........                                 370,875
 15,900              Nextel Communications, Inc.
                      (Class A)..................                                 797,981
 33,000              Paging Network, Inc. .......                                 158,813
  2,700              QUALCOMM, Inc. .............                                 387,450
 10,800              Sprint Corp. ...............                                 570,375
                                                                              -----------
                                                                                4,733,075
                                                                              -----------
 Toys: 0.1%

  2,250              Hasbro, Inc. ...............                                  62,859
                                                                              -----------
 Transportation: 0.3%

  4,500              MotivePower Industries
                      Inc. ......................                                  79,875
  2,700              Norfolk Southern Corp. .....                                  81,323
                                                                              -----------
                                                                                  161,198
                                                                              -----------
 Waste Management: 0.3%

  3,200              Waste Management, Inc. .....                                 172,000
                                                                              -----------
 Total Common Stocks: 96.8%
 (cost: $42,467,430).............................                              57,194,783
                                                                              -----------

                                Annualized
                                 Yield at
                       Date of   Time of      Value
Short-Term Obligation  Maturity  Purchase   (Note 1)
------------------------------------------------------
Repurchase Agreement
(Note 4): Purchased
on 6/30/99; maturity
value--$1,483,000
(with Boston Safe
Deposit and Trust
Co., collateralized
by $1,580,000 U.S.
Treasury Bill due
9/23/99 with a yield
of 4.60% valued at
$1,563,115)            7/01/99    4.05%
Total Short-Term
Obligation: 2.5%
(cost: $1,483,000)                           1,483,000
                                           -----------
Total Investments:
99.3%
(cost: $43,950,430)                         58,677,783
Other assets less
liabilities: 0.7%                              397,944
                                           -----------
Net Assets: 100%                           $59,075,727
                                           ===========

-------
Glossary:

ADR--American Depositary Receipt

                       See Notes to Financial Statements

              EAI Select Managers Equity Fund Financial Statements

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

Assets:
Investments at value (cost, $43,950,430)(Note 1)                  $58,677,783
Cash                                                                   22,103
Receivables:
 Securities sold                                                      420,955
 Dividends and interest                                                37,960
 Capital shares sold                                                      168
Deferred organization costs (Note 1)                                   62,216
                                                                  -----------
  Total assets                                                     59,221,185
                                                                  -----------
Liabilities:
Payables:
 Securities purchased                                                  15,000
 Management fee                                                        63,257
 Accounts payable                                                      67,201
                                                                  -----------
  Total liabilities                                                   145,458
                                                                  -----------
Net Assets                                                        $59,075,727
                                                                  ===========
Net asset value, maximum offering price and redemption price per share ($59,075,727/5,051,433 shares of beneficial interest
 outstanding with an unlimited number of no par value shares
 authorized)                                                      $     11.69
                                                                  ===========
Composition of net assets:
 Aggregate paid in capital                                        $35,853,799
 Net unrealized appreciation of investments                        14,727,353
 Accumulated net investment loss                                      (32,981)
 Undistributed net realized gain                                    8,527,556
                                                                  -----------
                                                                  $59,075,727
                                                                  ===========

--------------------------------------------------------------------------------
Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)

Income:
Dividends                                                          $   263,724
Interest                                                                30,128
                                                                   -----------
  Total income                                                         293,852
Expenses:
Management (Note 2)                                      $261,466
Administrative (Note 2)                                    56,841
Professional                                               29,258
Custodian                                                  22,478
Amortization of deferred organization costs (Note 1)       20,440
Transfer agent                                             15,788
Shareholder reports                                        14,490
Trustees                                                    7,438
Registration                                                6,823
Other                                                      28,762
                                                         --------
                                                          463,784
Fees waived by the Manager (Note 2)                      (136,951)
                                                         --------
  Total expenses                                                       326,833
                                                                   -----------
  Net investment loss                                                  (32,981)
                                                                   -----------
Net Realized and Unrealized Gain (Loss) on Investments:
 (Note 3)
Net realized gain from investments                                   8,640,260
Net change in unrealized appreciation of investments                (1,177,729)
                                                                   -----------
Net gain on investments                                              7,462,531
                                                                   -----------
Net Increase in Net Assets Resulting from Operations               $ 7,429,550
                                                                   ===========

Statements of Changes in Net Assets

                                                Six Months
                                                  Ended
                                               June 30,1999     Year Ended
                                               (Unaudited)   December 31, 1998
                                               ------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                  $   (32,981)    $     50,501
 Net realized gain from Investments              8,640,260        6,560,106
 Net change in unrealized appreciation of
  investments                                   (1,177,729)       4,537,618
                                               -----------     ------------
 Net increase in net assets resulting from
  operations                                     7,429,550       11,148,225
                                               -----------     ------------
Dividends and distributions to shareholders
 from: (Note 1)
 Net investment income                                  --          (95,169)
 Net realized gain from investments                     --       (6,519,108)
                                               -----------     ------------
                                                        --       (6,614,277)
                                               -----------     ------------
Capital share transactions*:
 Net proceeds from sales of Shares               3,959,258        4,079,264
 Reinvestment of dividends                              --        6,466,639
                                               -----------     ------------
                                                 3,959,258       10,545,903
 Cost of shares redeemed                        (7,762,265)     (11,975,132)
                                               -----------     ------------
 Decrease in net assets resulting from capital
  share transactions                            (3,803,007)      (1,429,229)
                                               -----------     ------------
 Total increase in net assets                    3,626,543        3,104,719
Net Assets:
 Beginning of period                            55,449,184       52,344,465
                                               -----------     ------------
 End of period                                 $59,075,727     $ 55,449,184
                                               ===========     ============
*Shares of Beneficial Interest Issued and
 Redeemed:
 Shares sold                                       366,850          395,252
 Reinvestment of dividends                              --          628,439
                                               -----------     ------------
                                                   366,850        1,023,691
 Shares redeemed                                  (702,774)      (1,188,023)
                                               -----------     ------------
 Net decrease                                     (335,924)        (164,332)
                                               ===========     ============

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                             Six Months      Year Ended        For the Period
                           Ending June 30,  December 31,     January 2, 1996(a)
                                1999       ----------------          To
                             (Unaudited)    1998     1997    December 31, 1996
                           --------------- -------  -------  ------------------
Net Asset Value,
 Beginning of Period.....     $   10.29    $  9.43  $ 10.82       $ 10.00
                              ---------    -------  -------       -------
Income From Investment
 Operations:
 Net Investment Income
  (Loss).................         (0.07)      0.01     0.08          0.08
 Net Gain on Investments
  (both realized and
  unrealized)............          1.47       2.24     3.04          1.35
                              ---------    -------  -------       -------
Total From Investment
 Operations..............          1.40       2.25     3.12          1.43
                              ---------    -------  -------       -------
Less Distributions from:
 Net Investment Income...            --      (0.02)   (0.08)        (0.08)
 Net Realized Gain on
  Investments............            --      (1.37)   (4.43)        (0.53)
                              ---------    -------  -------       -------
Total Distributions......            --      (1.39)   (4.51)        (0.61)
                              ---------    -------  -------       -------
Net Asset Value, End of
 Period..................     $   11.69    $ 10.29  $  9.43       $ 10.82
                              =========    =======  =======       =======
Total Investment
 Return(b)...............         13.61%     23.86%   28.84%        14.30%
-------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period
 (000)...................     $  59,076    $55,449  $52,344       $88,607
Ratio of Gross Expenses
 to Average Net Assets...          1.63%(d)   1.66%    1.55%         1.50%(d)
Ratio of Net Expenses to
 Average Net Assets......          1.15%(d)   1.15%    1.15%         1.15%(d)
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets(c).............       (0.12%)(d)  0.09%    0.37%         0.73%(d)
Portfolio Turnover Rate..            48%        63%      78%          174%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the period. Total return for the periods less than one year are not annualized.
(c) Ratios would have been (0.60%), (0.42%), (0.03%) and 0.38%, respectively, had the Manager not waived expenses.
(d) Annualized.
                      See Notes to Financial Statements.
-----------------------------------------------------------------------------
Notes To Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from these estimates.

A. Security Valuation--Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost, which, with accrued interest, approximates value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued) dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification.

Temporary book/tax differences are primarily related to wash sale loss deferrals.

D. Other--Interest income is accrued as earned. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identified cost method.

E. Organization Costs--Deferred organization costs of $209,315 will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

Note 2--Agreements and Transactions of Related Parties--Evaluation Associates Capital Markets, Inc. (the "Manager"), a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $261,466 for the six months ended June 30, 1999 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the six months ended June 30, 1999, the Manager agreed to waive management fees in the amount of $136,951 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 1999.

Certain of the officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 1,567,802 shares (31.0%) and 1,512,984 shares (30.0%), respectively, of the outstanding shares of the Fund. Additionally, 806,672 shares are owned by two other shareholders, each of whom own more than 5% but less than 8.5% of the outstanding shares of the Fund.

The Manager pays from its management fees each Subadviser a fee at the annual rate of 0.375 of 1% of the average monthly assets of the Fund managed by that Subadviser. At June 30, 1999, the Subadvisers are Iridian Asset Management LLC, Liberty Investment Management, Mastrapasgua & Associates, Inc., Peachtree Asset Management, and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation ("Van Eck"), the Fund paid Van Eck $56,841 for the six months ended June 30, 1999. The annual fee is graduated, beginning at 0.20 of 1% of monthly average net assets of less than $100 million to 0.12 of 1% of monthly average net assets in excess of $260 million.

The Fund accrued $16,860 legal fees payable to Day, Berry and Howard, counsel to the Fund, for the six months ended June 30, 1999 for legal services in conjunction with the Fund's ongoing operations.

Distribution Agreement--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's shares. EAI Securities, Inc., does not receive any fees for services provided pursuant to this agreement.

Note 3--Purchases and Sales--Purchases and sales of securities, other than short-term obligations, aggregated $27,137,287 and $31,672,394, respectively, for the six months ended June 30, 1999. For federal income tax purposes the cost of investments owned at June 30, 1999 was $43,950,430.

As of June 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $15,792,377 of which $16,376,415 related to appreciated securities and $584,038 related to depreciated securities.

Note 4--Collateral--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

================================================================================

Investment Manager
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

Administrator
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

Legal Counsel
Day, Berry & Howard
CityPlace
Hartford, CT 06103

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105-1802

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108



--------------------------------------------------------------------------------
This report must be accompanied or preceded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.

[LOGO] EAI
       SELECT

EAI Select Managers Equity Fund
EAI Securities Inc. -- Distributor
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2200



                                     * * *
================================================================================


                                  EAI Select

                               -----------------

                                   Managers

                               -----------------

                                  Equity Fund

                               -----------------

                                  Semi-Annual

                               -----------------

                                    Report
                               -----------------

                                 June 30, 1999



================================================================================

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       SELECT